3: FIRST FUNDS

FIRST FUNDS

Growth & Income Portfolio

Capital Appreciation Portfolio

Tennessee Tax-Free Portfolio

Bond Portfolio

Intermediate Bond Portfolio

U.S. Treasury Money Market Portfolio

U.S. Government Money Market Portfolio

Municipal Money Market Portfolio

Cash Reserve Portfolio

SUPPLEMENT DATED February 27, 2002, TO THE

OCTOBER 29, 2001, PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

This supplement provides new information beyond that contained in the Prospectuses and Statements of Additional Information ("SAI") and should be read in conjunction with such Prospectuses and SAIs.

At the September 27, 2001 special meeting of the Board of Trustees of First Funds Trust (the "Trust"), the Trustees approved the termination of the Fund Accounting and Services Agreement between the Trust and State Street Bank and Trust Company ("State Street"), and approved of entering into a Fund Accounting and Services Agreement with ALPS Mutual Funds Services, Inc. ("ALPS"). As such, effective January 1, 2002, ALPS replaced State Street as the Fund Accountant to the Trust.

All references to State Street, as the Trust's Fund Accountant, in the Prospectuses and SAIs, shall be replaced with references to ALPS as the Trust's Fund Accountant.